UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 28, 2011

Carnival Corporation (Exact name of registrant as specified in its charter)	Carnival plc (Exact name of registrant as specified in its charter)

Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)

1-9610 (Commission File Number)	1-15136 (Commission File Number)

59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom (Address of principal executive offices) (Zip code)

(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 20 7940 5381 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report.)	None (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2011, the Compensation Committees of the Boards of Directors of Carnival Corporation and Carnival plc (“Carnival Corporation & plc”) approved awards of performance-based restricted stock units (“Performance RSUs”) to certain executive officers and key executives pursuant to the Carnival Corporation 2002 Stock Plan (or, if applicable, the Carnival plc 2005 Employee Share Plan), and a form of RSU award agreement, including grants of the following target amounts of Performance RSUs to our named executive officers: 19,620 Performance RSUs to Micky Arison, Chairman of the Boards of Directors and Chief Executive Officer; 4,841 Performance RSUs to David Bernstein, Senior Vice President and Chief Financial Officer; 6,164 Performance RSUs to Gerald R. Cahill, President and Chief Executive Officer of Carnival Cruise Lines; 6,319 Performance RSUs to Pier Luigi Foschi, Chairman and Chief Executive Officer of Costa Crociere S.p.A.; and 16,350 Performance RSUs to Howard S. Frank, Vice Chairman of the Boards of Directors and Chief Operating Officer.

Each holder of Performance RSUs may earn from 0-200% of his target amount of Performance RSUs depending on the extent of Carnival Corporation & plc’s earnings per share growth over the three-year performance period ending with fiscal 2013, subject to his continued employment during the performance period (with earlier partial vesting in certain cases upon eligibility for retirement, or death or disability, prior to the expiration of the performance period). The forms of the Performance RSU award agreement for Performance RSUs made to our named executive officers under the Carnival Corporation 2002 Stock Plan and the Carnival plc 2005 Employee Share Plan are attached hereto as Exhibits 10.1 and 10.2, respectively.

Section 9 – Financial Statements and Exhibits.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1 Form of Carnival Corporation Performance-Based Restricted Stock Unit Agreement

Exhibit 10.2 Form of Carnival plc Performance-Based Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	Senior Vice President, General Counsel & Secretary	Title:	Senior Vice President, General Counsel & Company Secretary

Date:	January 31, 2011	Date:	January 31, 2011

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Form of Carnival Corporation Performance-Based Restricted Stock Unit Agreement

Exhibit 10.2	Form of Carnival plc Performance-Based Restricted Stock Unit Agreement